Exhibit 10.28
Schedule Identifying Similar Dilutive Promissory Notes

The below described notes are in the form of the Promissory Note set forth in Exhibit 10.26 above.

Date of Issuance	Original Principal Amount	Current Maturity Date

August 11, 2005	$10,000	November 9, 2005(1)
August 25, 2005	$25,000	November 23, 2005
September 19, 2005	$10,000	December 18, 2005
September 22, 2005	$20,000	December 21, 2005
September 26 2005	$25,000	December 26, 2005
November 1, 2005	$ 5,000	January 30, 2006
November 1, 2005	$ 5,000	January 30, 2006
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(1) The Company is currently in default on this note.